Derivative Financial instruments (Tables)	6 Months Ended
Jun. 30, 2025
Disclosure of detailed information about financial instruments [abstract]
Schedule of derivative liabilities

The fair value of the warrants as at June 30, 2025 and December 31, 2024 was €0.08 million and €0.18 million, respectively.

€’000	Convertible Notes	Private Warrants	Public warrants	Total Derivative Liabilities
Balance – December 31, 2024	445	14	177	636
Fair value movement on warrants unexercised (including exchange differences)	-	-	(101)	(101)
Fair value on initial recognition of derivative liabilities	3,933	1,870	-	5,803
(Decrease) / increase due to conversions during period	(453)	-	-	(453)
(Gain) / loss due to fair value movements during period	361	-	-	361
(Gain) / loss due to fair value movements at remeasurement	(2,669)	(1,030)	-	(3,699)
Reclassification of convertible notes on consolidation	(354)	-	-	(354)
Balance – June 30, 2025	1,263	854	76	2,193